UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 21, 2024
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On February 21, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of Republic First Bancorp, Inc. (the “Company”) approved the dismissal of Crowe LLP (“Crowe”) as the Company's independent registered public accounting firm, effective as of February 21, 2024.

The audit report of Crowe on the consolidated financial statements of the Company for the fiscal year ended December 31, 2021 (the only year for which Crowe provided an audit report on the consolidated financial statements of the Company) did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Crowe has not issued its report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2022, and the Company has not yet filed the related Annual Report on Form 10-K. Crowe will not complete its audit procedures for the Company’s consolidated financial statements for the fiscal year ended December 31, 2022 and was not engaged to audit the Company’s consolidated financial statements for the year ended December 31, 2023.

During the Company’s two most recent fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period from January 1, 2024 through February 21, 2024, there were: (i) no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter of the disagreement in connection with its reports; and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”) except for the following:

A) Crowe advised the Company, and the Company’s management concurred, that the following material weaknesses in internal control over financial reporting existed at December 31, 2022 (some of which have been previously disclosed in the Quarterly Report for the quarter ended September 30, 2022):

1.
a failure to maintain an effective control environment, which resulted in deficiencies in the communication of certain relevant information to the Board of Directors of the Company, including information related to branch expenditures and the material weaknesses identified in items two through four identified below;

2.
a failure to maintain effective controls over the implementation of the Financial Accounting Standards Board’s accounting standard, Financial Instruments – Credit Losses (“Topic 326”), Measurement of Credit Losses on Financial Instruments, specifically, with regard to the quantification and review of the transition adjustment from the incurred loss model to the Current Expected Loss Model (“CECL”);

3.
a failure to maintain effective controls over the measurement of Allowance for Credit Losses in accordance with Topic 326, specifically the failure: (A) to identify and assess the risk introduced by Topic 326 impacting the system of internal control; (B) over the design and operation of the controls over the data, assumptions and methods utilized in the development of the Allowance for Credit Losses; (C) over the relevant expertise to assess the model; and (D) to maintain appropriate oversight and governance over the Allowance for Credit Losses;

4.
a failure in the design of System Development Lifecycle controls related to the conversion of the core banking system and general ledger that occurred in June 2022, which resulted in inappropriate system access after implementation;

5.
certain instances, due to the core system and general ledger conversions during 2022, where there was a failure in (i) general ledger reconcilements being prepared and reviewed timely, (ii) the proper retention of supporting documentation in relation to reconciling items over 90 days, and (iii) the identification of obsolete accounts and incomplete general ledger reconcilements noted at December 31, 2022, which gave rise to a material weakness when taken in the aggregate;

6.
a failure in the operating effectiveness of review and approval controls over manual journal entries that flow from the core system to the general ledger, which resulted in unauthorized entries being manually posted without proper review or approval of those entries; and

7.
a failure in the operating effectiveness within deposit operations over the review and authorization of deposit account status changes, such as a new account opening, dormant account identification, or a deposit account in an overdraft position.

B) Crowe advised the Company of certain matters that if further investigated, might materially impact the fairness or reliability of the financial statements issued or to be issued covering fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report. However due to Crowe’s dismissal, Crowe did not conduct further investigation. These matters are as follows:

1.	Going concern, including consideration of i) financial and capital projections and ii) both bank and parent company liquidity positions; and
2.
Subsequent events, including consideration of i) the accounting for and measurement of available-for-sale and held-to-maturity investment securities, including the related impairment measurement under the applicable accounting guidance in consideration of the bank liquidity position and ii) changes to management’s Current Expected Credit Losses (CECL) model at December 31, 2023.

Except for the consideration of the above-mentioned changes to management’s CECL model at December 31, 2023, the Audit Committee discussed the reportable events with Crowe. The Company has authorized Crowe to respond fully to the inquiries of Wolf & Company, P.C. (“Wolf”), as successor auditor, concerning the subject matter of the reportable events.

Before filing this Current Report on Form 8-K with the SEC, the Company provided Crowe with a copy of the foregoing disclosure made by the Company in response to Item 304 of Regulation S-K under the Exchange Act and requested that Crowe issue a letter, addressed to the SEC, stating whether or not Crowe agrees with such disclosure, and, if not, stating the respects in which it does not agree. A copy of Crowe’s letter, dated February 27, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On February 21, 2024, the Audit Committee approved the appointment of Wolf as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2022, 2023 and 2024, pursuant to an engagement letter effective as of February 27, 2024.

During the Company’s two most recent fiscal years ended December 31, 2023 and December 31, 2022 and the subsequent interim period from January 1, 2024 through February 21, 2024, neither the Company nor anyone on its behalf consulted with Wolf regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Wolf that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Exchange Act) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits
16.1	Letter of Crowe LLP dated February 27, 2024
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: February 27, 2024	By:	/s/ Michael W. Harrington
	Name:	Michael W. Harrington
	Title:	Chief Financial Officer

4